1940 Act File No. 811-07461


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  Form N-1A

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    X

Amendment No.  1  ................................       X

                       FEDERATED INVESTMENT PORTFOLIOS

              (Exact name of Registrant as Specified in Charter)

        Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779
                   (Address of Principal Executive Offices)

                                (412) 288-1900
                       (Registrant's Telephone Number)

             John W. McGonigle, Esq., Federated Investors Tower,
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)


                         Copies To:

                         Matthew G. Maloney, Esquire
                      Dickstein, Shapiro & Morin, L.L.P.
                             2101 L Street, N.W.
                           Washington, D.C.  20037
                               EXPLANATORY NOTE

This Amendment to the Registrant's Registration Statement on Form N-1A ( the "Registration Statement") has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the series of the Registrant are not registered under the Securities Act of 1933, as amended ( the "1933 Act"), because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant's series may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any series of the Registrant.

                                   PART A.

Responses to Items 1, 2, 3 and 5A have been omitted pursuant to paragraph 4 of the General Instruction F to Form N-1A.

ITEM 4.   GENERAL DESCRIPTION OF REGISTRANT

Federated Investment Portfolios (the "Trust") is an open-end management investment company which was organized as a Massachusetts business trust under a Declaration of Trust dated as of September 29, 1995. The Declaration permits the Trust to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities ("Series"). The shares in any one Series may be offered in separate classes. The Board of Trustees ("Trustees") has currently established one diversified Series, Bond Index Portfolio (the "Portfolio").

Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of
Section 4(2) of the Securities Act of 1933 (the "1933 Act"). Investments in the Portfolio may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

Federated Management is the investment adviser for the Portfolio and has delegated the daily management of the security holdings of the Portfolio to United States Trust Company of New York ("U.S. Trust Company," and collectively, with Federated Management, the "investment managers").

The Trust is utilizing certain proprietary rights, know-how and financial services referred to as Hub and Spoke from Signature Financial Group, Inc. Hub and Spoke is a two-tier master/feeder fund structure and a registered service mark of Signature Financial Group, Inc.



               Investment Objectives and Policies


                         Introduction

Unless otherwise stated, the investment objective, policies and strategies discussed herein and in Part B are deemed "non-fundamental," i.e., the approval of the investors in the Portfolio is not required to change the Portfolio's investment objective or any of its investment policies and strategies.

The investment objective of the Portfolio is to provide investment results that correspond to the investment performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index"), a broad market-weighted index which encompasses U.S. Treasury and agency securities, corporate investment grade bonds, and mortgage-backed securities, each with maturities greater than one year. The Portfolio seeks to achieve its investment objective by replicating the yield and total return of the Aggregate Bond Index through a statistically selected sample of debt instruments. The Aggregate Bond Index is a broad market-weighted index of U.S. investment grade fixed income securities.

Additional information about the investment policies and strategies of the Portfolio appears in Part B. There can be no assurance that the investment objective of the Portfolio will be achieved.

          Investment Policies and Strategies

U.S. Trust Company, the sub-adviser for the Portfolio, is a state-chartered bank and trust company which offers a variety of specialized fiduciary and financial services to high net worth individuals, institutions and corporations. As one of the largest institutions of its type, U.S. Trust Company prides itself in offering an attentive and high level of service to each of its clients.

Investment Philosophy. The Portfolio is not managed pursuant to traditional methods of active investment management, which involve the buying and selling of securities based upon economic, financial and market analyses and investment judgment. Instead, the Portfolio, utilizing a passive or indexing investment approach, will attempt to duplicate the investment performance of the Aggregate Bond Index.

The Portfolio seeks to duplicate the investment performance of the Aggregate Bond Index through statistical sampling procedures, that is, the Portfolio will invest in a selected group - not the entire universe - of securities in the Aggregate Bond Index. This group of securities, when taken together, is expected to perform similarly to the Aggregate Bond Index as a whole. The sampling technique is expected to enable the Portfolio to track the price movements and performance of the Aggregate Bond Index, while minimizing brokerage, custodial and accounting costs.

The Trust expects that there will be a close correlation between the Portfolio's performance and that of the Aggregate Bond Index in both rising and falling markets. The Portfolio will attempt to maximize the correlation between its performance and that of the Aggregate Bond Index. The investment managers of the Portfolio seek a correlation of 0.95 or better. In the event that a correlation of 0.95 or better is not achieved, the Trustees of the Trust will review methods for increasing such correlation with the investment managers, such as through adjustments in securities holdings of the Portfolio. A correlation of 1.0 would indicate a perfect correlation, which would be achieved when the Portfolio's net asset value, including the value of its dividend and capital gains distributions, increases or decreases in exact proportion to changes in the Aggregate Bond Index. The Portfolio's investment managers monitor the correlation between the performance of the Portfolio and the Aggregate Bond Index on a regular basis. Factors such as the size of the Portfolio's securities holdings, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows into and out of the Portfolio, and changes in the securities markets and the index itself, are expected to account for any differences between the Portfolio's performance and that of the Aggregate Bond Index.

The Portfolio invests at least 80% of its assets in a portfolio of securities consisting of a representative selection of debt instruments included in the Aggregate Bond Index. The Portfolio intends to remain fully invested, to the extent practicable, in a pool of securities that match the yield and total return of the Aggregate Bond Index.

LEHMAN BROTHERS AGGREGATE BOND INDEX. The Aggregate Bond Index is a broad market-weighted index which encompasses three major classes of United States investment grade fixed income securities with maturities greater than one year: U.S. Treasury and agency securities, corporate bonds, and mortgage-backed securities. The Index measures the total investment return (capital change plus income) provided by a universe of fixed income securities, weighted by the market value outstanding of each security. The securities included in the Index generally meet the following criteria, as defined by Lehman Brothers: an outstanding market value of at least $100 million and investment grade quality (rated a minimum of Baa by Moody's Investors Service, Inc.("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P")). The Aggregate Bond Index is composed of the following kinds of securities: public obligations of the U.S. Government; publicly issued debt of U.S. Government agencies and quasi-federal corporations; corporate debt guaranteed by the U.S. Government; fixed rate nonconvertible dollar-denominated corporate debt; 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA); and asset-backed pass-through securities representing pools of credit card receivables and auto or home equity loans.

As of December 31, 1995, the following classes of fixed income securities represented the stated proprotions of the total market value of the Aggregate Bond Index:

     U.S. Treasury and government
      agency securities                      53%

     Corporate bonds                         18%

     Mortgage- and asset-backed securities   29%


The Portfolio has a policy of weighting its holdings so as to approximate the relative composition of the securities contained in the Aggregate Bond Index, under normal circumstances. Therefore, for each of the three classes of fixed income securities listed above, the variation in weighting between the assets held by the Portfolio and the assets in the Aggregate Bond Index is not expected to be greater than plus or minus 5%. These weightings will be monitored at the time securities are purchased by the Portfolio.

U.S. GOVERNMENT AND AGENCY SECURITIES. The Portfolio may invest in U.S. Government securities and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, such as Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; other securities, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Securities issued by the Federal National Mortgage Association are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; other securities, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentailities, no assurance can be given that it will always do so, since it is not so obligated by law. The Portfolio, the yields of funds investing in the Portfolio, and the value of beneficial interests in the Portfolio, are not guaranteed by the U.S. Government or any federal agency or instrumentality.

CORPORATE BONDS. The Portfolio may purchase debt securities of United States corporations only if they are deemed investment grade, that is, they carry a rating of at least Baa from Moody's or BBB from S&P or, if not rated by these rating agencies, are judged by the investment managers of the Portfolio to be of comparable quality. With respect to securities rated Baa by Moody's and BBB by S&P, interest and principal payments are regarded as adequate for the present; however, securities with these ratings may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make interest and principal payments than is the case with higher grade bonds. The Portfolio intends to dispose of, in an orderly manner, any security which is downgraded below investment grade subsequent to its purchase. See Item 13(a) in Part B for a more detailed explanation of these ratings.

Corporate bonds are subject to call risk during periods of falling interest rates. Securities with high stated interest rates may be prepaid (or called) prior to maturity, requiring the Portfolio to invest the proceeds at generally lower interest rates. Call provisions, common in many corporate bonds, allow bond issuers to redeem bonds prior to maturity (at a specific price). When interest rates are falling, bond issuers often exercise these call provisions, paying off bonds that carry high stated interest rates and often issuing new bonds at lower rates. For the Portfolio, the result would be that bonds with high interest rates are called and must be replaced with lower-yielding instruments. In these circumstances, the income of the Portfolio would decline.

MORTGAGE PASS-THROUGHS AND COLLATERALIZED MORTGAGE OBLIGATIONS. The Portfolio may purchase mortgage and mortgage-related securities such as pass-throughs and collateralized mortgage obligations that meet the Portfolio's selection criteria and are investment grade or of comparable quality (collectively, "Mortgage Securities"). Mortgage pass-throughs are securities that pass through to investors an undivided interest in a pool of underlying mortgages. These are issued or guaranteed by U.S. government agencies such as GNMA, FNMA, and FHLMC. Other mortgage pass-throughs consist of whole loans originated and issued by private limited purpose corporations or conduits. Collateralized mortgage obligation bonds are obligations of special purpose corporations that are collateralized or supported by mortgages or mortgage securities such as pass-throughs.

As a result of its investments in Mortgage Securities, the mortgage-backed securities in the Portfolio may be subject to a greater degree of market volatility as a result of unanticipated prepayments of principal. During periods of declining interest rates, the principal invested in mortgage-backed securities with high interest rates may be repaid earlier than scheduled, and the Portfolio will be forced to reinvest the unanticipated payments at generally lower interest rates. When interest rates fall and principal prepayments are reinvested at lower interest rates, the income that the Portfolio derives from mortgage-backed securities is reduced. In addition, like other fixed income securities, Mortgage Securities generally decline in price when interest rates rise.
Because the Portfolio will seek to represent all major sectors of the investment grade fixed income securities market, the Portfolio may be a suitable vehicle for those investors seeking ownership in the "bond market" as a whole, without regard to particular sectors. The Portfolio is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term bond market movements. Because of potential share price fluctuations, the Portfolio may be inappropriate for investors who have short-term objectives or who require stability of principal. Investors should not consider the Portfolio a complete investment program.

ADDITIONAL INVESTMENT STRATEGIES AND TECHNIQUES; RISK FACTORS

The Portfolio may utilize the investment strategies and techniques described below.

SAMPLING AND TRADING IN THE PORTFOLIO. The Portfolio does not expect to hold all of the individual issues which comprise the Aggregate Bond Index because of the large number of securities involved. Instead, the Portfolio will hold a representative sample of securities, selecting one or two issues to represent entire classes or types of securities in the Index. This sampling technique is expected to be an effective means of substantially duplicating the income and capital returns provided by the Index.

To reduce transaction costs, the Portfolio's securities holdings will not be automatically traded or re-balanced to reflect changes in the Aggregate Bond Index. The Portfolio will seek to buy round lots of securities and may trade large blocks of securities. These policies may cause a particular security to be over- or under-represented in the Portfolio relative to its Index weighting or result in its continued ownership by the Portfolio after its deletion from the Index, thereby reducing the correlation between the Portfolio and the Index. The Portfolio is not required to buy or sell securities solely because the percentage of its assets invested in Index securities changes when their market values increase or decrease. In addition, in order to more closely correlate to the Index, the Portfolio may omit or remove Index securities from its portfolio and substitute other Index securities if the investment managers believe the removed security to be insufficiently liquid or believe the merit of the investment has been substantially impaired by extraordinary events or financial conditions. The investment managers of the Portfolio seek a correlation of 0.95 or better between the performance of the Portfolio and that of the Aggregate Bond Index. See "Investment Philosophy and Strategies" above.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Portfolio to purchase or sell particular securities with payment and delivery taking place in the future, beyond the normal settlement date, at a stated price and yield. Securities purchased on a forward commitment or when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or high grade liquid debt securities equal to the value of the when-issued or forward commitment securities will be established and maintained. There is a risk that the securities may not be delivered and that the Portfolio may incur a loss.

REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions with brokers, dealers or banks that meet the credit guidelines established by the Trustees of the Trust. In a repurchase agreement, the Portfolio buys a security from a seller that has agreed to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. The term of these agreements is usually from overnight to one week. A repurchase agreement may be viewed as a fully collateralized loan of money by the Portfolio to the seller. The Portfolio always receives securities as collateral with a market value at least equal to the purchase price plus accrued interest, and this value is maintained during the term of the agreement. If the seller defaults and the collateral value declines, the Portfolio might incur a loss. If bankruptcy proceedings are commenced with respect to the seller, the Portfolio's realization upon the disposition of collateral may be delayed or limited. Investments in certain repurchase agreements and certain other investments which may be considered illiquid are limited. See "Illiquid Investments; Privately Placed and other Unregistered Securities" below.

REVERSE REPURCHASE AGREEMENTS. The Portfolio may borrow funds, in an amount up to one-third of the value of its total assets, for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. The Portfolio may also agree to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). The Securities and Exchange Commission ("SEC") views reverse repurchase agreements as a form of borrowing. At the time the Portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

INVESTMENT COMPANY SECURITIES. In connection with the management of its daily cash position, the Portfolio may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. In addition to the advisory fees and other expenses the Portfolio bears directly in connection with its own operations, as a shareholder of another investment company the Portfolio would bear its pro rata portion of the other investment company's advisory fees and other expenses. As such, the Portfolio's investors would indirectly bear the expenses of the other investment company some or all of which would be duplicated. Securities of other investment companies may be acquired by the Portfolio to the extent permitted under the 1940 Act, that is, the Portfolio may invest a maximum of up to 10% of its total assets in securities of other investment companies so long as not more than 3% of the total outstanding voting stock of any one investment company is held by the Portfolio. In addition, not more than 5% of the Portfolio's total assets may be invested in the securities of any one investment company.

FUTURES CONTRACTS AND OPTIONS. The Portfolio may purchase put and call options on securities, indices of securities and futures contracts. The Portfolio may also purchase and sell futures contracts. Futures contracts on securities and securities indices will be used primarily to accommodate cash flows or in anticipation of taking a market position when, in the opinion of the investment managers, available cash balances do not permit economically efficient purchases of securities. Moreover, the Portfolio may sell futures and options to "close out" futures and options it may have purchased or to protect against a decrease in the price of securities it owns but intends to sell. The Portfolio will not invest in futures or options as part of a defensive strategy to protect against potential market declines. See "Futures Contracts and Options on Futures Contracts" in Part B.

The Portfolio may (a) purchase exchange-traded and over the counter (OTC) put and call options on securities and indices of securities, (b) purchase and sell futures contracts on securities and indices of securities and (c) purchase put and call options on futures contracts on securities and indices of securities. In addition, the Portfolio may sell (write) exchange-traded and OTC put and call options on securities and indices of securities and on futures contracts on securities and indices of securities. The staff of the SEC has taken the position that OTC options are illiquid and, therefore, together with other illiquid securities held by the Portfolio, cannot exceed 15% of the Portfolio's net assets. The Portfolio intends to comply with this limitation.

The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase the Portfolio's return. While the use of these techniques by the Portfolio may reduce certain risks associated with owning its portfolio securities, these investments entail certain other risks. If the Portfolio's investment managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options and futures strategies may lower the Portfolio's return. Certain strategies limit the Portfolio's potential to realize gains as well as limit its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, the Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate. For more information on these investment techniques, see Part B.

The Portfolio may purchase and sell put and call options on securities, indices of securities and futures contracts, or purchase and sell futures contracts, only if such options are written by other persons and if
(i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's total net assets, and (ii) the aggregate margin deposits required on all such futures and premium on options thereon held at any time do not exceed 5% of the Portfolio's total assets. The Portfolio may also be subject to certain limitations pursuant to the regulations of the Commodity Futures Trading Commission. The Portfolio does not have any current intention of purchasing futures contracts or investing in put and call options on securities, indices of securities, or futures contracts if more than 5% of its net assets would be at risk from such transactions.

ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Portfolio may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933 (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Portfolio. The price the Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

Acquisitions of illiquid investments by the Portfolio are subject to the following non-fundamental policies. The Portfolio may not invest in additional illiquid securities if, as a result, more than 15% of the market value of its net assets would be invested in illiquid securities. The Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Portfolio's investment managers and approved by the Trustees. The Trustees of the Trust will monitor the implementation of these guidelines on a periodic basis. Because Rule 144A is relatively new, it is not possible to predict how markets in Rule 144A securities will develop. If trading in Rule 144A securities were to decline, these securities could become illiquid after being purchased, increasing the level of illiquidity of the Portfolio. As a result, the Portfolio might not be able to sell these securities when the investment managers wish to do so, or might have to sell them at less than fair value.

SHORT-TERM INSTRUMENTS. The Portfolio may invest in short-term income securities in accordance with its investment objective and policies as described above. The Portfolio may also make money market investments pending other investments or settlement, or to maintain liquidity to meet investor redemptions. Although the Portfolio normally seeks to remain substantially fully invested in securities selected to match the Aggregate Bond Index consistent with seeking a correlation of 0.95 or better between the Portfolio's performance and that of its corresponding index, the Portfolio may invest temporarily up to 20% of its assets in certain short-term fixed income securities. The Portfolio will not invest in short-term instruments as part of a defensive strategy to protect against potential market declines. Short-term investments include: obligations of the U.S. Government and its agencies or instrumentalities; commercial paper and other debt securities; variable and floating rate securities; bank obligations; repurchase agreements collateralized by these securities; and shares of other investment companies that primarily invest in any of the above-referenced securities. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. Other corporate obligations in which the Portfolio may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (including varaible amount master demand notes) issued by domestic and foreign corporations. The Portfolio may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

The Portfolio may invest in U.S. dollar-denominated certificates of deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic or foreign branches or subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit ("Yankee CDs"), which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolio are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Portfolio will not invest more than 15% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are deemed illiquid or not readily marketable. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

The Portfolio will limit its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Trustees of the Trust to present minimal credit risks and which are of "high quality" as determined by a major rating service (i.e., rated P-1 by Moody's or A-1 by S&P) or, in the case of instruments which are not rated, are deemed to be of comparable quality pursuant to procedures established by the Trustees of the Trust. The Portfolio may invest in obligations of banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

SECURITIES LENDING. The Portfolio may seek to increase its income by lending securities to banks, brokers or dealers and other recognized institutional investors. Such loans may not exceed 30% of the value of the Portfolio's total assets. In connection with such loans, the Portfolio will receive collateral consisting of cash, U.S. Government or other high quality securities, irrevocable letters of credit issued by a bank, or any combination thereof. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Portfolio can increase its income through the investment of any such collateral consisting of cash. The Portfolio continues to be entitled to payments in amounts equal to the interest or dividends payable on the loaned security and in addition, if the collateral received is other than cash, receives a fee based on the amount of the loan. Such loans will be terminable at any time upon specified notice. The Portfolio might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Portfolio.
SHORT SALES "AGAINST THE BOX." In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." The Portfolio may make a short sale as a hedge, when it believes that the value of a security owned by it (or a security convertible or exchangeable for such security) may decline, or when the Portfolio wants to sell the security at an attractive current price but wishes to defer recognition of gain or loss for tax purposes. Not more than 40% of the Portfolio's total assets would be involved in short sales "against the box."

CERTAIN OTHER OBLIGATIONS. Consistent with its investment objectives, policies and restrictions, the Portfolio may also invest in participation interests, guaranteed investment contracts and zero coupon obligations. See Part B. In order to allow for investments in new instruments that may be created in the future, upon the Trust supplementing this Part A, the Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

INVESTMENT RESTRICTIONS

As a diversified investment company, 75% of the assets of the Portfolio are represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities which for purposes of this calculation are subject to the following fundamental limitations: (a) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (b) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. In addition, the Portfolio may not invest 25% or more of its assets in the securities of issuers in any one industry, unless the securities in a single industry were to comprise 25% or more of the Aggregate Bond Index in which case the Portfolio will invest 25% or more of its assets in that industry. These are fundamental investment polices which may not be changed without investor approval.

Part B includes further discussion of investment strategies and techniques, and a listing of other fundamental investment restrictions and non-fundamental investment policies which govern the investment policies of the Portfolio. Fundamental investment restrictions may not be changed without the approval of the investors in the Portfolio. If a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Portfolio or a later change in the rating or a security held by the Portfolio is not considered a violation of the policy.

The investment objective of the Portfolio may be changed without the approval of the Portfolio's investors but not without written notice thereof to the Portfolio's investors thirty days prior to implementing the change. If there were a change in the Portfolio's investment objective, investors should consider whether the Portfolio remains an appropriate investment in light of their then-current financial position and needs. There can, of course, be no assurance that the investment objective of the Portfolio will be achieved.
See "Investment Restrictions" in Part B for a description of the fundamental investment policies and restrictions of the Portfolio that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the "1940 Act") of the Portfolio. Except as stated otherwise, the investment objective, policies, strategies and restrictions described herein and in Part B are non-fundamental.

          ITEM 5.   MANAGEMENT OF THE REGISTRANT

(a) Board of Trustees. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved for the investors. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.

(b) Adviser. Federated Management (the "Adviser"), located at 1001 Federated Investors Tower, Pittsburgh, Pennsylvania, 15222-3779 is responsible for the management of the Portfolio's assets pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Trust on behalf of the Portfolio.

Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Portfolio and its securities. These codes recognize that such persons owe a fiduciary duty to the Portfolio's investors and must place the interests of investors ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Portfolio; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.

Advisory Fees. For its services under the Advisory Agreement, the Adviser is entitled to receive from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to .25 of 1% of the Portfolio's average daily net assets. The Adviser has agreed to waive all investment advisory fees with respect to the Portolio. This waiver may be terminated at any time, although Federated Investors has agreed to maintain total operating expenses (after waivers and reimbursements) of the Portfolio at no greater than 0.20% of average net assets for the twelve month period following January 2, 1996. The Adviser has also undertaken to reimburse the Portfolio for operating expenses in excess of limitations established by certain states.

Adviser's Background. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $80 billion invested across more than 250 funds under managment and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial inistitions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

Sub-Adviser. Federated Management has delegated the daily management of the Portfolio's security holdings to U.S. Trust Company (the "Sub-Adviser"). U.S. Trust Company is located at 770 Broadway, New York, New York. Subject to the general guidance and policies set by the Trustees of the Trust, Federated Management closely monitors the Sub-Adviser's application of the Portfolio's investment policies and strategies, and regularly evaluates the Sub-Adviser's investment results and trading practices.

Sub-Advisory Fees. Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Adviser and the Sub-Adviser, the Sub-Adviser makes the day-to-day investment decisions and portfolio selections for the Portfolio, consistent with the general guidelines and policies established by the Adviser and the Trustees of the Trust. For the investment management services it provides to the Portfolio, the Sub-Adviser is compensated only by the Adviser, and receives no fees directly from the Trust. For its services under the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a fee accrued daily and paid monthly at an annual rate equal to .12 of 1% of the Portfolio's average daily net assets. U.S. Trust, the Sub-Adviser, has agreed to waive all sub-advisory fees with respect to the Portfolio, which waiver may be terminated at any time. The Sub-Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio.

Sub-Adviser's Background. U.S. Trust Company is a state-chartered trust company which provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency services, and personal and corporate banking. U.S. Trust Company is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On June 30, 1995, U.S. Trust Company's Asset Management Group had approximately $41.2 billion in assets under management. U.S. Trust Company, which has its principal offices at 114 West 47th Street, New York, New York, is a subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Company also serves as investment adviser to Excelsior Funds, Inc. (formerly known as UST Master Funds, Inc.), Excelsior Tax-Exempt Funds, Inc. (formerly known as UST Master Tax-Exempt Funds, Inc.) and Excelsior Institutional Trust, all of which are registered investment companies. U.S. Trust Company also serves as investment adviser to the UST Variable Series, Inc.

It is the responsibility of U.S. Trust Company in its capacity as Sub-Adviser to make the day-to-day investment decisions for the Portfolio and to place the purchase and sales orders for securities transcations of the Portfolio, subject to the general supervision of Federated Management. U.S. Trust Company furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio.

INVESTMENTS IN THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK OR ANY OTHER BANK.

Certain Relationships and Activities. U.S. Trust Company and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. U.S. Trust Company has informed the Portfolio that, in making investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, U.S. Trust Company will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of U.S. Trust Company, its parents or its subsidiaries or affiliates. When dealing with its customers, U.S. Trust Company, its parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by U.S. Trust Company or any such affiliate.

Bank Regulatory Matters. The Glass-Steagall Act and other banking laws and regulations presently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, such as U.S. Trust Company, or any affiliate thereof, from sponsoring, organizing, or controlling a registered, open-end investment company that is continuously engaged in the issuance of its shares, and from issuing, underwriting, selling, or distributing securities in general. Such laws and regulations do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent, or custodian to such investment company or from purchasing shares of such a company as agent for and upon the order of their customers. Based on advice of its counsel, it is the position of U.S. Trust Company that the investment sub-advisory services it performs under the Sub-Advisory Agreement with the Trust do not constitute underwriting activities and are consistent with the requirements of the Glass-Steagall Act. State laws on this issue may differ from the interpretations of relevant federal law and banks and financial institutions may be required to register as dealers pursuant to state securities law. Future changes in either federal statutes or regulations relating to the permissible activities of banks, as well as future judicial or administrative decisions and interpretations of present and future statutes and regulations, could prevent a bank from continuing to perform all or part of its investment management activities. If a bank were prohibited from so acting, alternative means for continuing the management of the Portfolio would be sought. In such event, changes in the operation of the Portfolio might occur. The Trustees of the Trust do not expect that investors in the Portfolio would suffer any adverse financial consequences as a result of these occurrences.

(c) Susan M. Nason has been the Portfolio's portfolio manager since its inception. Ms. Nason joined Federated Investors in 1987 and has been a Vice President of the Adviser since 1993. Ms. Nason served as an Assistant Vice President of the Adviser from 1990 until 1992, and from 1987 until 1990 she acted as an investment analyst. Ms. Nason is a Chartered Financial Analyst and received her M.B.A. in Finance from Carnegie Mellon University.

Bruce Tavel, Senior Vice President, and Cyril M. Theccanat, Vice President, of U.S. Trust Company, Structured Investment Management Department, have been portfolio managers of the Portfolio since its inception and are responsible for the day-to-day management of the Portfolio. Mr. Theccanat has been managing structured investment portfolios at U.S. Trust Company since January, 1990. Prior to this, Mr. Theccanat was a Vice President of Drexel Burnham & Lambert, and was responsible for interest rate and foreign exchange risk management. Mr. Tavel designs, develops and implements analytic procedures and services utilizing quantitative and financial information. He has over 17 years of experience in the execution of decision support systems at U.S. Trust Company and previously at Lehman Asset Management, where he was Director of Institutional Computer Services.

(d) Federated Services Company, through its subsidiary Federated Administrative Services, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Administrative Services also maintains the Trust's portfolio accounting records. Federated Services Company, a Pennsylvania corporation, is a subsidiary of Federated Investors and is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania, 15222-3779. Federated Services Company provides these services for each Series in the Trust at an annual rate, accrued daily and paid monthly, which relates to the average aggregate daily net assets of each Series as specified below:

                              Average Aggregate Daily Net
  Maximum Administrative Fee     Assets of the Series
  0.050 of 1%                  on the first $1 billion
  0.045 of 1%                  on the next $1 billion
  0.040 of 1%                  on the next $1 billion
  0.025 of 1%                  on the next $1 billion
  0.010 of 1%                  on the next $1 billion
  0.005 of 1%                  on assets in excess of $5 billion

The minimum administrative fee shall be $60,000 annually for each Series (unless waived). From time to time, Federated Services Company may waive all or a portion of its fee, and has agreed to waive a portion of the administrative fee for the Portfolio for the twelve month period following January 2, 1996.

(e) Federated Services Company has contracted on behalf of its subsidiary, Federated Shareholder Services Company, P.O. Box 8600, Boston, Massachusetts, to serve as transfer agent and dividend disbursing agent for the Trust.

(f) The expenses of the Trust include the compensation of its Trustees who are not affiliated with the investment managers or Federated Services Company; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, custodian, registrar or portfolio accounting agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, interests in the Portfolio.

(g) Not applicable.

          ITEM 6.  CAPITAL STOCK AND OTHER SECURITIES

(a) The Portfolio is a series of the Trust, which is organized as a series trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Currently, only the Bond Index Portfolio is being offered to investors.

Investments in a Series may not be transferred, but an investor may withdraw all or any portion of its investment. Certificates of shares of beneficial interests in the Trust will not be issued. Investors in a Series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series) or of the overall obligations of the Trust. However, the risk of an investor in a Series incurring financial loss on account of such liability is limited to circumstances in which the Series itself is unable to meet its obligations. Investors in a Series have no preemptive or conversion rights and are fully paid and non-assessable, except as set forth below.

Each investor is entitled to a vote in proportion to the amount of its investment in a Series. Investors in a Series do not have cumulative voting rights, and a plurality of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class, except as to voting for the election or removal of Trustees, the termination of the Trust, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect a particular Series, only investors in the one or more affected Series are entitled to vote. The Trust is not required and has no current intention of holding annual meetings of investors, but the Trust will hold special meetings of investors when, in the judgment of the Trust's Trustees, it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a Series, investors would be entitled to share pro rata in the net assets of that Series (and no other Series) available for distribution to investors.


(b) As of March 5, 1996, Excelsior Institutional Bond Index Fund owned approximately 99.37% of the beneficial interests of the Portfolio and therefore, may, for certain purposes, be deemed to control the Portfolio and be able to affect the outcome of certain matters presented for a vote of shareholders.

(c)  Not applicable.

(d)  Not applicable.

(e) Investor inquiries regarding the Trust may be directed to the Trust, Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779 (1-800-245-
4270).

(f) The Portfolio determines its net income and realized capital gains, if any, on each Portfolio Business Day (as defined below) and allocates all such income and gain pro rata among the investors in the Portfolio at the time of such determination.

The "net income" of the Portfolio shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the Portfolio, less
(ii) all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of the Portfolio. All the net income of the Portfolio is allocated pro rata among the investors in the Portfolio (and no other Series).

(g) Under its anticipated method of operation, the Portfolio will not be subject to any income tax. However, each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

For more information on tax matters, see Item 20 in Part B.

(h) Not applicable.

ITEM 7.  PURCHASE OF SECURITIES BEING OFFERED
(a) Beneficial interests in the Portfolio are issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See Item 4 above.

Federated Securities Corp., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 serves as the Trust's Placement Agent. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. receives no fee for its services as placement agent for the Trust. Federated Securities Corp. is a wholly-owned subsidiary of Federated Investors.

(b) The net asset value of the Portfolio is determined each day as of the close of trading (normally 4:00 p.m., Eastern Time) (the "Valuation Time") on the New York Stock Exchange, Monday through Friday, except on (i) days on which there are not sufficient changes in the value of the Portfolio's portfolio securities such that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; and (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any day on which the Portfolio may determine its net asset value, as described above, may hereinafter be referred to as a "Portfolio Business Day."

Assets in the Portfolio which are traded on a recognized domestic exchange or are quoted on a national securities market are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on such national securities market. Securities traded only on over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value, pursuant to guidelines adopted by the Trustees of the Trust. Absent unusual circumstances, debt securities maturing in 60 days or less are valued at amortized cost. Some of the securities acquired by the Portfolio may be traded on over-the-counter markets on days which are not Portfolio Business Days. In such cases, the net asset value of the shares may be significantly affected on days when investors neither purchase nor redeem their shares of beneficial interest in the Portfolio. The Portfolio may use one or more independent pricing services in connection with the pricing of its portfolio securities. For additional information on the valuation of the Portfolio's securities, see Item 19 in Part B.

Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interests in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Portfolio effected on such day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the Valuation Time on the following Portfolio Business Day.
The Trust reserves the right to cease accepting investments in the Portfolio at any time or to reject any investment order.

(c) An investment in the Portfolio may be made without sales load at the net asset value next determined if an order is received "in good order" by the Trust.

(d) There is no minimum initial or subsequent investment in the Portfolio. However, because the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Portfolio's custodian bank by a Federal Reserve Bank).

(e)  Not applicable.

(f)  Not applicable.

     ITEM 8.  REDEMPTION OR REPURCHASE

(a) An investor in the Portfolio may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to the Trust by the designated cutoff
time for each accredited investor.   The proceeds of a reduction or withdrawal
will be paid by the Trust in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. The Trust, on behalf of the Portfolio, reserves the right to pay redemptions in kind. See Item 19 in Part B. Investments in the Portfolio may not be transferred.

The right of any investor to receive payment with respect to any withdrawal may be suspended or the payment of the withdrawal proceeds postponed during any period in which the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays) or trading on the NYSE is restricted or, to the extent otherwise permitted by the 1940 Act, if an emergency exists.

(b)Not applicable.

(c)Not applicable.

(d)Not applicable.

     ITEM 9.  PENDING LEGAL PROCEEDINGS

     None.

                                   PART B.

ITEM 10.  COVER PAGE

This Part B sets forth information which may be of interest to investors but which is not necessarily included in Part A as it may be amended from time to time. This Part B should be read only in conjunction with Part A, a copy of which may be obtained by an investor without charge by writing the Trust or calling 1-800-245-4270.

     ITEM 11.  TABLE OF CONTENTS

          General Information and History         B-1
          Investment Objective and Policies       B-1
          Investment Restrictions                 B-20
          Management of the Registrant            B-24
          Control Persons and Principal
           Holders of Securities                  B-31
          Investment Advisory and Other
           Services                               B-31
          Brokerage Allocation and Other
           Practices                                   B-34
          Capital Stock and Other Securities      B-36
          Purchase, Redemption, and Pricing
           of Securities being Offered            B-38
          Tax Status                                   B-39
          Underwriters                            B-41
          Calculation of Performance Data         B-41
          Financial Statements                         B-41

     ITEM 12. GENERAL INFORMATION AND HISTORY

          Not applicable.

     ITEM 13. INVESTMENT OBJECTIVE AND POLICIES

(a) Part A contains additional information about the investment objectives and policies and management techniques of the Portfolio. This Part B should only be read in conjunction with Part A of the registration statement.

Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental. Accordingly, the approval of the investors in the Portfolio is not required to change any of the investment objectives, policies or management techniques of the Portfolio discussed herein or in Part A of this registration statement, unless otherwise indicated.



     ASSET-BACKED SECURITIES

Asset-backed securities have structural characteristics similar to mortgage-backed securities but have underlying assets that generally are not mortgage loans or interests in mortgage loans.

The Portfolio may invest in asset-backed securities including, but not limited to, interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables, equipment leases, manufactured housing (mobile home) leases, or home equity loans. These securities may be in the form of pass-through instruments or asset-backed bonds. The securities are issued by non-governmental entities and carry no direct or indirect government guarantee.


The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of asset-backed securities backed by motor vehicle installment purchase obligations permit the servicer of such receivable to retain possession of the underlying obligations. If the servicer sells these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Further, if a vehicle is registered in one state and is then re-registered because the owner and obligor moves to another state, such re-registration could defeat the original security interest in the vehicle in certain cases. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.



     BANK OBLIGATIONS

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.
Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as certificates of deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     COMMERCIAL PAPER

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under an agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

The Portfolio may purchase three types of commercial paper, as classified by exemption from registration under the 1933 Act. The three types include open market, privately placed, and letter of credit commercial paper. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers or directly through the issuers. Individual investor participation in the commercial paper market is very limited.

OPEN MARKET. "Open market" commercial paper refers to the commercial paper of any industrial, commercial, or financial institution which is openly traded, including directly issued paper. "Open market" paper's 1933 Act exemption is under Section 3(a)(3) which limits the use of proceeds to current transactions, limits maturities to 270 days and requires that the paper contain no provisions for automatic rollovers.

PRIVATELY PLACED. "Privately placed" commercial paper relies on the exemption from registration provided by Section 4(2) of the 1933 Act, which exempts transactions by an issuer not involving any public offering. The commercial paper may only be offered to a limited number of accredited investors. "Privately placed" commercial paper has no maturity restriction and may be considered illiquid. See "Illiquid Securities" below.

     LETTER OF CREDIT. "Letter of credit" commercial paper is exempt from registration under Section 3(a)(2) of the 1933 Act. It is backed by an irrevocable or unconditional commitment by a bank to provide funds for repayment of the notes. Unlike "open market" and "privately placed" commercial paper, "letter of credit" paper has no limitations on purchasers.



     LENDING OF PORTFOLIO SECURITIES

The Portfolio has the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio can increase its income by continuing to receive income on the loaned securities as well as by either investing the cash collateral in short-term securities subject to payment of a rebate fee to the borrower or obtaining a fee from the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio will adhere to the following conditions whenever its securities are loaned: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time subject to prior notice; (iv) the Portfolio must receive a reasonable return on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Portfolio would terminate the loan and regain the right to vote the securities.

     VARIABLE RATE AND FLOATING SECURITIES

The Portfolio may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit the Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are collateralized by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Portfolio may invest in obligations which are not so rated only if its investment managers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. The investment managers of the Portfolio will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Portfolio. The Portfolio will not invest more than 15% of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

     PARTICIPATION INTERESTS

The Portfolio may purchase from financial institutions participation interests in securities in which the Portfolio may invest. A participation interest gives the Portfolio an undivided interest in the security in the proportion that the Portfolio's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less.
If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Portfolio, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the investment managers of the Portfolio must have determined that the instrument is of comparable quality to those instruments in which the Portfolio may invest. For certain participation interests, the Portfolio will have the right to demand payment, on not more than seven days' notice, for all or any part of the Portfolio's participation interest in the security, plus accrued interest. As to these instruments, the Portfolio intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions or to maintain or improve the quality of its investment portfolio. The Portfolio will not invest more than 15% of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. Currently, the Portfolio does not intend to invest more than 5% of its net assets in participation interests during the current year. See "Investment Restrictions" below.

     ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them which, if possible at all, would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.
In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers.

The Portfolio's investment managers will monitor the liquidity of Rule 144A securities for the Portfolio under the supervision of Trust's Trustees. In reaching liquidity decisions, the investment managers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     UNSECURED PROMISSORY NOTES

The Portfolio also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Portfolio's investment objectives and policies. The Portfolio will invest no more than 15% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Portfolio cannot exercise the demand feature described above and as to which there is no secondary market). Currently, the Portfolio does not intend to invest any of its assets in unsecured promissory notes during the coming year. See "Investment Restrictions" below.



     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange or a subsidiary thereof) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed-upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or government agency issues. Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. The Portfolio's risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Portfolio may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Portfolio are fully collateralized, with such collateral being marked to market daily.

The Portfolio may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.
One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Portfolio enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities.

     GUARANTEED INVESTMENT CONTRACTS

The Portfolio may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Portfolio makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits guaranteed interest to the fund. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because the Portfolio may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in the Portfolio which are not readily marketable, will not exceed 15% of the Portfolio's net assets. The term of a GIC will be 13 months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand. Currently, the Portfolio intends to invest 5% or less of its net assets in GICs during the current year.

     WHEN-ISSUED SECURITIES

The Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that under normal circumstances, the Portfolio would take delivery of such securities. Prior to committing to the purchase of a security on a when-issued or on a forward delivery basis, the Portfolio will establish procedures consistent with the relevant policies of the SEC. Those policies currently recommend that an amount of the Portfolio's assets equal to the amount of the purchase commitment be held aside or segregated to be used to pay for the commitment. Therefore, the Portfolio expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any purchase commitments or to limit any potential risk. Although the Portfolio does not intend to make such purchases for speculative purposes and intends to adhere to SEC policies, purchases of securities on a when-issued or forward delivery basis may involve additional risks than other types of securities purchases. For example, the Portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if the Portfolio determines it is advisable as a matter of investment strategy to sell the when-issued or forward delivery securities, the Portfolio would be required to meet its obligations from its then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or forward delivery securities themselves (which may have a value greater or less than the Portfolio's payment obligation).

When the Portfolio engages in when-issued or forward delivery transactions, it relies on the other party to consummate the trade. Failure of such other party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities and any subsequent fluctuations in their market value are taken into account when determining the market value of the Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

     ZERO COUPON OBLIGATIONS

The Portfolio may acquire zero coupon obligations when consistent with its investment objectives and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since interest income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, the Portfolio, which is required for tax purposes to distribute to its investors a certain percentage of its income, may have to sell other securities to distribute the income prior to maturity of the zero coupon obligation.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

General. The successful use of such instruments by the Portfolio may depend in part upon its investment managers' skill and experience with respect to such instruments. Should interest rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities will not be perfect and could produce unanticipated losses.

FUTURES CONTRACTS. The Portfolio may enter into contracts for the purchase or sale for future delivery of securities, or contracts based on financial indices. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Portfolio may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Portfolio may also enter into futures contracts which are based on fixed income securities issued by entities other than the U.S. Government, including corporate debt securities, or contracts based on financial indices including any index of U.S. Government securities, or corporate debt securities.

At the same time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Portfolio will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case where the Portfolio holds or intends to acquire fixed-income securities, is to attempt to protect the Portfolio from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Portfolio might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Portfolio. If interest rates did increase, the value of the debt security in the Portfolio would decline, but the value of the futures contracts to the Portfolio would increase at approximately the same rate, thereby keeping the net asset value of the Portfolio from declining as much as it otherwise would have. The Portfolio could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Portfolio to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Portfolio could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Portfolio could then buy debt securities on the cash market. To the extent the Portfolio enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Portfolio's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Portfolio with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment managers may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the investment managers believe that use of such contracts will benefit the Portfolio, if the judgment of the investment managers about the general direction of interest rates is incorrect, the Portfolio's overall performance would be poorer than if it had not entered into any such contract. For example, if the Portfolio has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Portfolio will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. The Portfolio may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk the Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

The Trustees of the Trust have adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of initial margin deposits on all (non-hedge) futures contracts of the Portfolio and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Portfolio does not exceed 5% of the market value of the net assets of the Portfolio. In addition, the aggregate market value of the outstanding futures contracts purchased by the Portfolio may not exceed 50% of the market value of the total assets of the Portfolio. Neither of these restrictions will be changed by the Trust's Trustees without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON SECURITIES

The Portfolio may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options"). However, the Portfolio may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Portfolio.

When the Portfolio writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Portfolio will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Portfolio has no control, the Portfolio must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Portfolio forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When the Portfolio writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Portfolio at the specified exercise price at any time during the option period. If the option expires unexercised, the Portfolio will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Portfolio has no control, the Portfolio must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Portfolio, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. The Portfolio will only write put options involving securities for which a determination is made at the time the option is written that the Portfolio wishes to acquire the securities at the exercise price.

The Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Portfolio cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When the Portfolio writes an option, an amount equal to the net premium received by the Portfolio is included in the liability section of the Portfolio's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the closing bid price. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, the Portfolio will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.
Securities against which call options are written will be segregated on the books of the custodian for the Portfolio.

The Portfolio may purchase call and put options on any securities in which it may invest. The Portfolio would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Portfolio, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Portfolio would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

The Portfolio would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell a security, which may or may not be held in the Portfolio's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Portfolio's portfolio securities. Put options also may be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which the Portfolio does not own. The Portfolio would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Portfolio has adopted certain other non-fundamental policies concerning option transactions which are discussed below. The Portfolio's activities in options may also be restricted by the requirements of the Code, for its qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

The Portfolio may engage in over-the-counter options transactions with broker-dealers who make markets in these options. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Portfolio will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The investment managers will monitor the creditworthiness of dealers with whom the Portfolio enters into such option transactions, under the general supervision of the Trust's Trustees.

     OPTIONS ON SECURITIES INDICES

In addition to options on securities, the Portfolio may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described under "Options on Securities."

Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Portfolio generally will only purchase or write such an option if its investment managers believe the option can be closed out.

Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio will not purchase such options unless its investment managers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in the Portfolio's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the investment managers may be forced to liquidate portfolio securities to meet the Portfolio's settlement obligations.

     SHORT SALES "AGAINST THE BOX"

In a short sale, the Portfolio sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Portfolio may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Portfolio engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, the Portfolio maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Portfolio's long position.

The Portfolio will not engage in short sales against the box for investment purposes. The Portfolio may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when the Portfolio wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Portfolio owns. There are certain additional transaction costs associated with short sales against the box, but the Portfolio will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

As a non-fundamental operating policy, not more than 40% of the Portfolio's total assets would be involved in short sales against the box.

     CERTAIN OTHER OBLIGATIONS

In order to allow for the investments in new instruments that may be created in the future, upon the Trust supplementing this registration statement, the Portfolio may invest in obligations other than those listed previously, provided such investments are consistent with the Portfolio's investment objective, policies and restrictions.

     RATING SERVICES

Ratings represent the opinions of rating services as to the quality of the securities that they undertake to rate. It should be emphasized, however, that the ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the investment managers also make their own evaluations of these securities, subject to review by the Trustees of the Trust. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to dispose of the obligation, but its investment managers will consider such an event in their determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in Part A is as follows:

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
NR--"NR" indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. S&P may apply a plus (+) or minus (-) to the above rating classifications to show relative standing within the classifications.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATINGS
AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the "AAA" group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "AAA" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "AAA" securities.
A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


BAA--Bonds which are rated "BAA" are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
NR--Not rated by Moody's. Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" through "B" in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH INVESTORS SERVICE, INC. LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. the obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment.



STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
PRIME-1--Issuers rated "PRIME-1" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. "PRIME-1" repayment capacity will normally be evidenced by the following characteristics:

o leading market positions in well-established industries;
o high rates of return on funds employed;
o conservative capitalization structure with moderate reliance on debt and ample asset protection;
o broad margins in earnings coverage of fixed financial charges and high internal cash generation; or
o well-established access to a range of financial markets and assured sources of alternate liquidity.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

(b) INVESTMENT RESTRICTIONS

The following investment restrictions are "fundamental policies" of the Portfolio and may not be changed with respect to the Portfolio without the approval of a "majority of the outstanding voting securities" of the Portfolio. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Part B and Part A means, with respect to the Portfolio, the lesser of (i) 67% or more of the total beneficial interest of the Portfolio present at a meeting, if the holders of more than 50% of the total beneficial interests of the Portfolio are present or represented by proxy, or
(ii) more than 50% of the total beneficial interests of the Portfolio.

With respect to each fundamental investment restriction and each non-fundamental investment policy listed below, if a percentage restriction (other than a restriction as to borrowing) or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in the Portfolio's total assets or the value of the Portfolio's securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant restriction or policy.

As a matter of fundamental policy, the Portfolio may not:

(1) borrow money or mortgage or hypothecate assets of the Portfolio, except that in an amount not to exceed 1/3 of the current value of the Portfolio's assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money, enter into reverse repurchase agreements, and purchase when-issued securities, and except that it may pledge, mortgage or hypothecate its assets to secure such borrowings, reverse repurchase agreements, or when-issued securities, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction, and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

The Portfolio will not purchase securities while borrowings exceed 5% of the Portfolio's total assets;

(2) underwrite securities issued by other persons except insofar as the Trust or the Portfolio may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

(3) make loans to other persons except (a) through the lending of the Portfolio's portfolio securities and provided that any such loans not exceed 30% of the Portfolio's total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations, or (c) by purchasing debt securities of types distributed publicly or privately;

(4) purchase or sell real estate (including limited partnership interests in partnerships substantially all of whose assets consist of real estate but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (the Trust may hold and sell, for the Portfolio's portfolio, real estate acquired as a result of the Portfolio's ownership of securities);

(5) invest 25% or more of its assets in any one industry (excluding U.S. Government securities), unless the bonds issued by companies in a single industry were to comprise 25% or more of Lehman Brothers Aggregate Bond Index, in which case the Portfolio will invest 25% or more of its assets in that industry; or

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

State and Federal Restrictions. In order to comply with certain state and federal statutes and policies, the Portfolio will not as a matter of operating policy:

(i) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

(ii)  invest for the purpose of exercising control or management;

(iii) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Portfolio if such purchase at the time thereof would cause (a) more than 10% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Portfolio's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Portfolio;

(iv) purchase securities of any issuer if such purchase at the time thereof would cause the Portfolio to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

(v) purchase or retain in the Portfolio's portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or partner of the Adviser or Sub-Adviser of the Portfolio, if after the purchase of the securities of such issuer for the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

(vi) invest more than 5% of the Portfolio's net assets in warrants (valued at the lower of cost or market), but not more than 2% of the Portfolio's net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange;

(vii) make short sales of securities or maintain a short position (excluding short sales if the Portfolio owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Portfolio's net assets (taken at market value); provided, however, that the value of the Portfolio's short sales of securities (excluding U.S. Government securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Portfolio's net assets or more than 2% of the securities of any class of any issuer;

(viii) enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase securities which are not readily marketable, if, in the aggregate, more than 15% of its net assets would be so invested;

(ix) purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the Portfolio's total assets;

(x) invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Trustees of the Trust; or

(xi) invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of the Trust.

(c)  See policies (i) through (xi) above.



(d) Portfolio turnover

Although the Portfolio is managed to reflect the composition of the Lehman Brothers Aggregate Bond Index, the Portfolio may sell securities irrespective of how long such securities have been held. Ordinarily, securities will be sold from the Portfolio only to reflect certain administrative changes in the Lehman Brothers Aggregate Bond Index (including mergers or changes in its composition) or to accommodate cash flows into and out of the Portfolio while maintaining the similarity of its portfolio to its benchmark index. The Portfolio may sell a portfolio investment immediately after its acquisition if the investment managers believe that such a disposition is consistent with the investment objective of the Portfolio. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments.

Except as may be required to ensure satisfaction of certain tests applicable to regulated investment companies under the Code, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. The Portfolio may engage in short-term trading to achieve its investment objective. Portfolio turnover may vary greatly from year to year as well as within a particular year. The Portfolio's portfolio turnover rate may also be affected by cash requirements for redemptions of shares and by regulatory provisions which enable a fund to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions. Portfolio trading is engaged in for the Portfolio if its investment managers believe that a transaction net of costs (including custodian charges) will help achieve the Portfolio's investment objective.

The annual portfolio turnover rate for the Portfolio is not expected to exceed 100%. A rate of 100% indicates that the equivalent of all of the Portfolio's assets have been sold and reinvested in a calendar year. A high rate of portfolio turnover may involve correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by the investors in the Portfolio. High portfolio turnover may result in the realization of substantial net capital gains. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for Federal income tax purposes. See Item 6 above and Item 20 below.



     ITEM 14.  MANAGEMENT OF THE REGISTRANT

(a) Officers and Trustees of the Trust are listed below with their principal occupations, addresses, birthdates, and present positions with the Trust, including any affiliation with Federated Management, Federated Securities Corp., Federated Services Company, Federated Shareholder Services Company, Federated Administrative Services, and the Funds (as defined below).



John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.
John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.



J. Christopher Donahue *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Trustee
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Director, Federated Services Company; Trustee, Federated Administrative Services, Federated Shareholder Services Company, and Federated Shareholder Services; President or Executive Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.



James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
70 Westcliff Road
Weston, MA
Birthdate:  March 16, 1942
Trustee
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Trustee
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.



Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President and Treasurer of the Funds.



Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.



David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President and Trustee, Federated Investors; Vice President, Federated Shareholder Services; Executive Vice President, Federated Securities Corp., Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.



* This Trustee is deemed to be an "interested person" as defined in the 1940
Act.

@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; FTI Funds; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Exchange Fund, Ltd.; Federated Fund for U.S. Government Securities Inc.; Federated GNMA Trust; Federated Government Trust; Federated High Income Securities Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; Fortress Utility Fund, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.

(c)



TRUSTEES' COMPENSATION

                       AGGREGATE        TOTAL
NAME,                 COMPENSATION      COMPENSATION
POSITION WITH            FROM           PAID
TRUST                REGISTRANT*        FROM FUND COMPLEX+

John F. Donahue,         $0        $0 for the Trust and 54
Trustee                            other investment companies in the Fund
                                   Complex

J.Christopher Donahue    $0        $0 for the Trust and 16
President and Trustee              other investment companies in the Fund
                                   Complex

Thomas G. Bigley++       $0        $86,331 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

John T. Conroy, Jr.      $0        $115,760 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

William J. Copeland      $0        $115,760 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

James E. Dowd            $0        $115,760 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

Lawrence D. Ellis, M.D.  $0        $104,898 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

Edward L. Flaherty, Jr.  $0        $115,760  for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

Peter E. Madden          $0        $104,898 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

Gregor F. Meyer          $0        $104,898 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

John E. Murray, Jr.      $0        $104,898 for the Trust and 54 Trustee other
                                   investment companies in the Fund Complex

Wesley W. Posvar         $0        $104,898 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

Marjorie P. Smuts        $0        $104,898 for the Fund
Trustee                            and 54 other investment companies in the
                                   Fund Complex

*    The Trust has not yet paid any fees to the Trustees.
+    The information is provided for the last calendar year.
++ Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.

(b) See response to 14(a).

ITEM 15. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


(a) As of March 5, 1996 the following investors of record owned 5% or more of the Portfolio's outstanding beneficial interests:

Excelsior Institutional Bond Index Fund, a portfolio of Excelsior
Institutional Trust, a registered, open-end investment company organized under the laws of the State of Delaware, located at 73 Tremont Street, Boston, Massachusetts, 02108, owned approximately 99.37% of the Portfolio's outstanding beneficial interests.

(b) Not applicable.

(c) Officers and Trustees own less than 1% of the Registrant's outstanding shares.

ITEM 16.   INVESTMENT ADVISORY AND OTHER SERVICES

(a-b) See Items 5 and 14 above.

The Adviser or Sub-Adviser shall not be liable to the Trust or any investor for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon them by their contract with the Trust.

For its advisory services, the Adviser receives an annual investment advisory fee as described in Part A.

The Advisory Agreement and the Sub-Advisory Agreement will continue in effect with respect to the Portfolio as long as such continuance is specifically approved at least annually by the Trustees of the Trust or by a majority vote of the investors in the Portfolio and, in either case, by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement, the Sub-Advisory Agreement, as the case may be, or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement or Sub-Advisory Agreement. The Advisory Agreement and the Sub-Advisory Agreement were both approved by the Trust's Trustees on October 3, 1995. The Adviser, Sub-Adviser, and administrator have agreed to waive certain fees.

The Advisory Agreement and Sub-Advisory Agreement provide that the Adviser and Sub-Adviser may render services to others, and each agreement is terminable by the Trust without penalty on not more than 60 days' nor less than 30 days' written notice when authorized either by majority vote of the investors in the Portfolio, with the vote of each being in proportion to the amount of its investment, or by a vote of a majority of the Trustees of the Trust, or by the respective Adviser or Sub-Adviser on not more than 60 days' nor less than 30 days' written notice, the Advisory and Sub-Advisory Agreement each will automatically terminate in the event of its assignment. The Advisory Agreement and the Sub-Advisory Agreement provide that neither the Adviser, the Sub-Adviser, nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment, or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory and Sub-Advisory Agreements.



Part A contains a description of the fees payable to the investment managers under the Advisory and Sub-Advisory Agreements. The investment managers, if required by applicable state law, shall reimburse the Portfolio's investors or waive all or part of their respective fees up to, but not exceeding, the investment advisory or sub-advisory fees, respectively, from the Portfolio. Such reimbursement, if required, will be equal to the combined aggregate annual expenses of an investor and the Portfolio which exceed that expense limitation with the lowest threshold prescribed by any state in which those investors are qualified for offer or sale. Management of the Trust has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1 1/2% of net assets in excess of that amount.

(c) From time to time, Federated Services Company, through its subsidiary Federated Administrative Services, may waive all or a portion of the administrative fee and has agreed to waive a portion of the administrative fee for the twelve-month period following January 2, 1996. For a further description of expense reimbursements, see Item 5.

(d) Federated Services Company, through its subsidiary Federated Administrative Services, provides administrative and personnel services to the Registrant for a fee as described in Part A. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Registrant, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Services Company.

(e) Not applicable.

(f) Not applicable.

(g) Not applicable.

(h) Investors Bank and Trust Company, 79 Milk Street, 7th Floor, Boston, Massachusetts, 02205, is custodian for the cash and securities of Portfolio.

The Independent Auditors for the Portfolio are Ernst & Young LLP, One Oxford Centre, Pittsburgh, Pennsylvania, 15219.




(i) The fee paid by the Trust to Federated Shareholder Services Company, as transfer agent, is based upon the size, type and number of accounts and transactions made by investors. The fee paid by the Trust to Federated Administrative Services for maintaining the Trust's accounting records (for which the Portfolio bears its pro rata share) is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.

     ITEM 17.  BROKERAGE ALLOCATION AND OTHER PRACTICES

(a)Research services provided by brokers and dealers may be used by the investment managers or by their affiliates in advising the Portfolio and other accounts. To the extent that receipt of these services may supplant services for which the investment managers or their affiliates might otherwise have paid, it would tend to reduce their expenses.

The Portfolio's purchase and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Portfolio does not anticipate paying brokerage commissions in such transactions. Purchases and sales of the Portfolio's portfolio securities will usually be principal transactions without brokerage commissions. Any transactions for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

Allocations of transactions, including their frequency, to various dealers is determined by the investment managers in their best judgment and in a manner deemed to be in the best interest of the investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

The Advisory and Sub-Advisory Agreements provide that, in executing portfolio transactions and selecting brokers or dealers, the investment managers will seek to obtain the best net price and the most favorable execution. The investment managers shall consider factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.


In addition, the Advisory and Sub-Advisory Agreements authorize the investment managers, to the extent permitted by law and subject to the review of Trust's Trustees, to cause the Portfolio to pay a broker which furnishes brokerage and research services a higher commission than that which might be charged by another broker for effecting the same transaction, provided that the investment managers determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the overall responsibilities of the investment managers to the accounts as to which they exercise investment discretion. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of stocks and their comparative earnings, or broad overviews of the stock market and the economy. Such services might also include reports on global, regional, and country-by-country prospects for economic growth, anticipated levels of inflation, prevailing and expected interest rates, and the outlook for currency relationships.

Supplementary research information so received is in addition to and not in lieu of services required to be performed by the investment managers and does not reduce the investment advisory fees (if any) payable by the Portfolio. Such information may be useful to the investment managers in serving the Portfolio and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the investment managers in carrying out their obligations to the Portfolio.

Investment decisions for the Portfolio will be made independently from those for any other account or investment company that is or may in the future become managed by its investment managers or any of their affiliates. If, however, the Portfolio and other investment companies or accounts managed by the same investment manager are contemporaneously engaged in the purchase or sales of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies managed by the same investment manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the investment managers whose investment portfolios are managed internally, rather than by the investment managers, might seek to purchase or sell the same type of investments at the same time as the Portfolio. Such an event might also adversely affect the Portfolio.

(b) None.

(c) See response to (a).

(d) Not applicable.

(e) Not applicable.

     ITEM 18.  CAPITAL STOCK AND OTHER SECURITIES

(a) Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series) and the Trust, subject, however, to indemnification by the Trust in the event that there is imposed upon an investor any liability or obligation of the Series or Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance for the protection of the Trust, its Trustees, officers, employees and agents, and covering possible tort and other liabilities. The risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which the Series or the Trust itself is unable to meet its obligations.

Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series (and no other Series) net assets available for distribution to its investors. The Trust reserves the right to create and issue additional Series of beneficial interests, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and of no other Series). Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolio may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio are not issued.

Any property of the Trust is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by the Trust for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees in a separate account or accounts (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes.

The Trust's Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would adversely affect their voting rights, alter the procedures to amend the Declaration of Trust of the Trust, as required by law or by the Trust's registration statement, or as submitted to them by the Trustees. Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

The Trust or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interests in the affected Series present or represented at such meeting, if investors in more than 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests (hereinafter referred to as a "Majority Investor Vote") are present or represented by proxy, or (b) by an instrument in writing without a meeting, consented to by a Majority Investor Vote of the investors holding a majority of the beneficial interests in the affected Series.

The Trust's Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Trust's Declaration of Trust further provides that it will indemnify its Trustees, officers, employees and agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In the case of settlement, the By-laws of the Trust provide that such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

(b) Not applicable.

     ITEM 19.  PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED

(a) Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. See Item 4 in Part A of this Registration Statement.

(b) Portfolio securities are valued on the basis of market quotations when they are readily available. The Portfolio values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Trustees of the Trust, on the basis of valuations provided either by dealers or a pricing service. Absent unusual circumstances, debt securities having a remaining maturity of sixty days or less when purchased, and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less, are valued at cost adjusted for amortization of premium and accretion of discounts.
Interest rate futures contracts held by the Portfolio are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Trustees of the Trust.

A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by the Trust's Trustees. While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount which the Portfolio could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold.
Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

(c) The Portfolio reserves the right, at its complete discretion, to redeem its shares of beneficial interest wholly or partly in portfolio securities ("redemption in kind") instead of in cash, and to deliver one or more portfolio securities in satisfaction of the redemption request regardless of which securities were deposited by the investor or the composition of the portfolio of the Portfolio at the time of redemption.

ITEM 20.    TAX STATUS

The Trust is organized as a Massachusetts business trust. The Portfolio is not subject to any income or franchise tax in the Commonwealth of Massachusetts. However, each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Portfolio's ordinary income and capital gains in determining its income tax liability. The determination of such share of ordinary income and gains will be made in accordance with the Code and regulations promulgated thereunder.

It is intended that, under interpretations of the Internal Revenue Service,
(1) the Portfolio will be treated for federal income tax purposes as a partnership which is not a publicly traded partnership, and (2) for purposes of determining whether an investor in the Portfolio satisfies requirements of Subchapter M of the Code, the investor will be deemed to own a proportionate share of the Portfolio's assets and will be deemed to be entitled to the Portfolio's income attributable to that share. The Trust has advised its initial investors that it intends to conduct its operations so as to enable investors to satisfy those requirements.

The Portfolio, intending to be taxed as a partnership, will not be subject to federal income taxation. Instead, an investor must take into account, in computing its federal income tax liability, its share of the Portfolio's income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Portfolio.

Withdrawals by investors from the Portfolio generally will not result in their recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Portfolio prior to the distribution,
(2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) gain or loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Portfolio generally equals the amount of cash and the basis of any property that the investor invests in the Portfolio, increased by the investor's share of income plus or minus any unrealized or realized gain or loss from the Portfolio, and decreased by the amount of any cash distributions and the basis of any property distributed from the Portfolio.

The Portfolio's taxable year-end will be May 31st. Although, as described above, the Portfolio will not be subject to federal income tax, it will file appropriate income tax returns.

It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code.

There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to the Portfolio. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such investors are advised to consult their own tax advisors as to the tax consequences of an investment in the Portfolio.

Other Taxation. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

ITEM 21.    UNDERWRITERS

            Not applicable.

ITEM 22.    CALCULATION OF PERFORMANCE DATA

            Not applicable.



ITEM 23.    FINANCIAL STATEMENTS

(a) Investors of record will receive unaudited semi-annual reports and annual reports audited by the Portfolio's independent auditors.

(b) The Financial Statements that follow represent financial information for Bond Market Portfolio, a portfolio of St. James Portfolios, for the six months ended November 30, 1995 (unaudited) and for the fiscal year ended May 31, 1995 (audited). This information is deemed relevant with respect to the Portfolio and its investors since the Portfolio's investment objective, policies, and limitations are essentially identical to those of Bond Market Portfolio, and the Portfolio has succeeded to the financial history and performance of Bond Market Portfolio.
Past performance is not indicative of future performance. Investment returns and principal values will vary and beneficial interests in the Portfolio may be worth more or less at redemption than their original cost.




ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (UNAUDITED)

Principal
Amount                                                   Value

                    ASSET-BACKED SECURITIES -- 1.85%
$300,000            Premier Auto Trust, 6.35%,
                         due 5/2/00
                         (Cost $297,876).......          $       302,061

                    CORPORATE OBLIGATIONS -- 14.08%
                    BEVERAGES -- 2.71%
275,000             Anheuser-Busch, 7.00%,
                         due                             284,793
                    9/1/05....................
150,000             Pepsico, 7.625%, due
                         12/18/98..............          157,876

                                                         442,669

                    COMMUNICATIONS -- 3.35%
250,000             Motorola, 7.50%, due
                         5/15/25...............          273,863
250,000             Sprint, 8.125%, due
                         7/15/02...............          274,330

                                                         548,193

                    DRUGS -- 1.30%
200,000             American Home Products,
                         7.70%, due 2/15/00....          212,828

                    FINANCE -- 4.00%
110,000             Bank of Boston, 6.625%,
                         due                             110,119
                    12/1/05..................
500,000             Lehman Brothers
                         Holdings, 8.50%, due
                         8/1/15...............           544,810

                                                         654,929

                    RETAIL -- 0.98%
150,000             Penney (J.C.), 7.375%, due
                         6/15/04...............          160,408

                    UTILITIES -- 1.74%
275,000             Duke Power, 7.50%, due
                         8/1/25...............           283,673

                    TOTAL CORPORATE
                         OBLIGATIONS
                         (Cost $2,211,191).....          2,302,700


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (UNAUDITED)

Principal
Amount                                                   Value

                     FOREIGN GOVERNMENT
                          OBLIGATION -- 1.91%
$                    Province of Ontario,
300,000                   7.00%, due 8/4/05
                          (Cost                          $ 312,945
                     $304,390)..............

                     U.S. GOVERNMENT & AGENCY
                          MORTGAGE-BACKED
                          SECURITIES -- 26.45%
                     Federal Home Loan
                          Mortgage Association
311,394                   9.00%, due 4/1/22.             328,670
357,028                   7.00%, due 5/1/24.........     358,239
342,167                   7.00%, due 6/1/24...... ..     342,389
                     Federal National Mortgage
344,663              Association                         348,789
508,243                   7.00%, due 6/1/09.........     530,133
440,011                   8.50%, due 8/1/23.........     439,848
417,180                   7.00%, due 5/1/24..... ...     417,026
                          7.00%, due 6/1/24.........
                     Government National Mortgage
                          Association
212,198                   9.50%, due 1/15/19........     228,603
235,777                   9.50%, due 10/15/20.......     253,611
481,131                   7.00%, due 6/15/24... ....     491,442
574,954                   7.50%, due 6/15/24........     587,275

                     TOTAL U.S. GOVERNMENT & AGENCY
                          MORTGAGE-BACKED SECURITIES
                          (Cost $4,146,224).........     4,326,025

                     U.S. GOVERNMENT AGENCY
                          OBLIGATIONS -- 7.16%
200,000              Federal Home Loan
                          Mortgage Association,
                          7.23%, due 12/17/02.......     205,190
900,000              Private Export Funding,
                          7.30%, due 1/31/02........     965,826

                     TOTAL U.S. GOVERNMENT AGENCY
                          OBLIGATIONS
                          (Cost $1,128,601).........     1,171,016


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 1995 (UNAUDITED)

    Principal
     Amount                                                     Value

                        UNITED STATES TREASURY
                             OBLIGATIONS -- 44.18%
                        United States Treasury Notes
$                            6.50%, due                     $
        1,220,000       5/15/97.......                      1,238,495
          825,000            6.50%, due 8/15/97......            839,825
        1,225,000            7.125%, due                       1,279,745
          500,000       10/15/98.....                            523,045
          650,000            7.00%, due 4/15/99......            735,007
          505,000            8.875%, due 5/15/00.....            521,650
                             6.25%, due 2/15/03......
                        United States Treasury Bonds
          500,000            7.25%, due 5/15/04.....             548,830
          245,000            9.375%, due 2/15/06.....            311,341
        1,100,000            7.25%, due 5/15/16......          1,228,910

                        TOTAL UNITED STATES
                             TREASURY OBLIGATIONS
                                                               7,226,848
                              (Cost $6,802,075).....


                        TOTAL INVESTMENTS -- 95.63%
                        (Cost  $14,890,357)........          $15,641,595
                        OTHER ASSETS AND LIABILITIES
                             (NET) -- 4. 37%.......              715,264

                        TOTAL NET ASSETS -- 100.00%.         $16,356,859




(See Notes which are an integral part of the Financial Statements)


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1995


   Principal
    Amount                                                                       Value

                  CORPORATE OBLIGATIONS -- 12.91%
                  ASSET-BACKED SECURITIES -- 1.85%
$                 Premier Auto Trust, 6.35%, due                                 $  300,654
        300,000   5/02/00........................

                  BANKING -- 0.65%

        110,000   Bank of Boston, 6.625%, due 12/01/05................              105,238

                  COMMUNICATION -- 3.12%
        500,000   MCI Communications Sr.
                    Nts., 7.625%, due 11/07/96...                                   508,335

                  CONSUMER SERVICES -- 3.16%
        500,000   Hertz, 9.125%, due 8/01/96......                                  514,760

                  FINANCIAL SERVICES -- 3.18%
        500,000   General Electric Capital, 8.75%, due                              517,490
                  11/26/96...............

                  RETAIL -- 0.95%
        150,000   Penney (J.C.), 7.375%, due 6/15/04..........                      155,822

                  TOTAL CORPORATE OBLIGATIONS
                    (Cost $2,077,387)........                                     2,102,299

                  U.S. GOVERNMENT MORTGAGE-BACKED
                    OBLIGATIONS -- 28.03%
                  Federal Home Loan Mortgage
                    Corporation
        379,254     9.00%, due 4/01/22......                                        395,505
        359,360     7.00%, due 5/01/24.......                                       353,826
        354,429     7.00%, due 6/01/24.....                                         348,971
                  Federal National Mortgage
                    Association
        353,093     7.00%, due 6/01/09......                                        355,412
        546,337     8.50%, due 8/01/23......                                        565,000
        461,342     7.00%, due 5/01/24.....                                         453,952
        419,458     7.00%, due 6/01/24......                                        412,738
                  Government National Mortgage
                    Association
        286,756     9.50%, due 1/15/19......                                        303,884
        267,859     9.50%, due 10/15/20......                                       282,853
      1,084,327     7.50%, due 6/15/24......                                      1,091,604

                  TOTAL U.S. GOVERNMENT MORTGAGE-BACKED   OBLIGATIONS
                       (Cost $4,427,700).....
                                                                                  4,563,745




ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1995

 Principal
  Amount                                            Value

             U.S. GOVERNMENT AGENCY
                  OBLIGATIONS -- 1.24%
             Federal Home Loan
                  Mortgage Association
$                 7.23%, due 12/17/02
    200,000       (Cost $189,153).....                201,192

             UNITED STATES TREASURY
                  OBLIGATIONS -- 52.33%
             United States Treasury Notes
  1,270,000       6.500%, due 5/15/97.              1,284,681
    825,000       6.500%, due 8/15/97..               835,312
    500,000       7.125%, due 10/15/98..              517,890
    500,000       7.000%, due 4/15/99..               516,955
    650,000       8.875%, due 5/15/00..               728,306
  1,230,000       6.250%, due 2/15/03...            1,228,266
    500,000       7.250%, due 5/15/04...              531,015
  1,000,000       7.500%, due 2/15/05..             1,084,060
             United States Treasury Bonds
    245,000       9.375%, due 2/15/06                 301,695
  1,000,000       7.250%, due 5/15/16               1,052,030
    400,000       7.500%, due 11/15/24                439,936

             TOTAL UNITED STATES
                  TREASURY OBLIGATIONS
                  (Cost $8,081,590)..               8,520,146

             SHORT-TERM OBLIGATION -- 2.56%
             TIME DEPOSIT
    416,748  National Westminster Bank
                  (Nassau), 5.46%, due
                  6/01/95
                  (Cost $416,748)...                  416,748

             TOTAL INVESTMENTS -- 97.07%
                  (Cost $15,192,578).......        15,804,130
             OTHER ASSETS AND LIABILITIES
                  (NET) --                            476,725
             2.93%................

             TOTAL NET ASSETS --                  $16,280,855
             100.00%......
(See Notes which are an integral part of the Financial Statements)


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
STATEMENTS OF ASSETS AND LIABILITIES






                                                            NOVEMBER 30, 1995
                                                               (UNAUDITED)                  MAY 31, 1995

ASSETS:

Investments in securities, at value (Note 3c)(a)  $  15,641,595                        $  15,804,130

Cash and cash equivalents                               503,917                               ----

Dividends and interest receivable                       177,088                            160,006

Receivable for investment securities sold                  ----                            278,876

Receivable from affiliate (Note 2a)                      48,999                             47,110

Prepaid expenses                                           ----                              2,797

Deferred organization expense (Note 1d)                  33,545                             38,556

  Total assets                                       16,405,144                           16,331,475
LIABILITIES:

Due to servicing agent (Note 2b)                          4,830                              5,112

Organization expenses payable (Note 1d)                  35,100                             36,058

Accrued expenses and other liabilities                    8,355                              9,450

  Total liabilities                                      48,285                             50,620

NET ASSETS                                        $  16,356,859                        $  16,280,855


REPRESENTED BY:

Paid in capital for beneficial interests          $  16,356,859                        $  16,280,855




(a) Cost of investments                           $  14,890,357                        $  15,192,578

(See Notes which are an integral part of the Financial Statements)


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
STATEMENTS OF OPERATIONS





                                                          SIX MONTHS
                                                            ENDED
                                                           NOVEMBER        PERIOD ENDED
                                                           30, 1995       MAY 31, 1995*
                                                          (UNAUDITED
                                                              )

INVESTMENT INCOME (NOTE 1):

Interest                                              $   558,266      $  1,428,528

EXPENSES (NOTE 1E):

Investment advisory fees (Note 2a)                        19,483          47,955

Servicing and fund accounting agent fees (Note 2b)        28,759          54,279

Custodian fees (Note 2c)                                   3,400           6,749

Amortization of organization expenses (Note 1d)            4,053           8,354
Trustees' fees and expenses (Note 2d)                      1,618           3,999

Auditing fees                                              5,500           5,000

Legal fees                                                 2,502           4,594

Insurance expense                                          2,796            ----

Miscellaneous                                                371             479

 Total expenses                                           68,482          131,409

 Less: Waiver of fees (Note 2a)                           (19,483)        (47,955)

     Reimbursement of expenses (Note 2a)                  (48,999)        (83,454)

   Net expenses                                                0               0

      Net investment income                               558,266         1,428,528

REALIZED AND UNREALIZED GAIN (NOTE 3):

Net realized gain on investments                          152,740         136,599

Net change in unrealized appreciation on investments      139,686         611,552

  Net realized and unrealized gain                        292,426         748,151

    Change in net assets
    resulting from operations                         $   850,692      $  2,176,679




*  For the period from July 11, 1994 (commencement of operations) to May 31,
1995.

(See Notes which are an integral part of the Financial Statements)


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS




                                    SIX MONTHS ENDED
                                      NOVEMBER 30,                PERIOD
                                    1995 (UNAUDITED)              ENDED
                                                              MAY 31, 1995*

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS-

Net investment income            $  558,266         $     1,428,528

Net realized gain on                152,740               136,599
investments

Net change in unrealized

appreciation on investments for     139,686               611,552
the period

  Net increase in net assets
  resulting from operations         850,692               2,176,679

TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:

Additions                           3,987,542             32,835,501

Reductions                          (4,762,230)           (18,748,092)

  Net increase (decrease) from
  transactions in investors'        (774,688)             14,087,409
  beneficial interest

 Total increase in Net Assets       76,004                16,264,088

NET ASSETS:

Beginning of period (Note 1)        16,280,855            16,767

End of period                    $  16,356,859      $     16,280,855




SUPPLEMENTARY DATA


 RATIOS:

   Expenses to Average Net              0.00%       (c)       0.00%          (c
Assets                                                                       )

   Net Investment Income to

Average Net    Assets                   7.16%       (c)       7.45%          (c
                                                                             )

   Expense waiver /                     0.88%       (c)       0.69%          (c
reimbursement (a)                                                            )

   Portfolio Turnover (b)               37%                   67%

*  For the period from July 11, 1994 (commencement of operations) to May 31,
1995.
(a) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(b) Portfolio Turnover calculation excludes in-kind transfers of securities (See Notes 3a and 3b).
(c)  Computed on an annualized basis.

(See Notes which are an integral part of the Financial Statements)


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

The amounts and disclosures contained herein pertaining to November 30, 1995 and the six months then ended are unaudited. The amounts and disclosures contained herein pertaining to May 31, 1995 and the period from July 11, 1994 (commencement of operations) to May 31, 1995 have been audited by Price Waterhouse LLP.

1.  SIGNIFICANT ACCOUNTING POLICIES:

     St. James Portfolios (the "Portfolio Series") was organized as a New York trust on May 11, 1994, with the Portfolios established as a separate series of the Portfolio Series on the same date. The Portfolio Series is comprised of twelve portfolios (the "Portfolios"), ten of which were active at November 30, 1995 and May 31, 1995. The financial statements included herein are only those of Bond Market Portfolio (the "Portfolio"). The financial statements of the other Portfolios are presented separately. The Portfolio had no operations until July 11, 1994 (when operations commenced) other than matters relating to its organization and registration as an open-end diversified management investment company under the Investment Company Act of 1940 (the "Act"), the sale of an initial beneficial interest (the "Initial Interest") of the Portfolio at the purchase price of $16,667 to Excelsior Institutional Bond Index Fund (the "Fund") and the sale of an Initial Interest of the Portfolio at the purchase price of $100 to UST Distributors, Inc. The Declaration of Trust permits the Portfolio Series to issue an unlimited number of beneficial interests in each Portfolio.

     United States Trust Company of The Pacific Northwest ("U.S. Trust Pacific") is the investment advisor for the Portfolio. U.S. Trust Pacific has delegated the daily management of the security holdings of the Portfolio to United States Trust Company of New York ("U.S. Trust"), acting as subadvisor.

     Signature Financial Services, Inc. ("SFSI") serves as the Portfolio's servicing and fund accounting agent. U.S. Trust serves as the Portfolio's custodian. U.S. Trust Pacific is a subsidiary of U.S. Trust.

     The following is a summary of the significant accounting policies of the
Portfolio:

     a) Valuation of Investments -- Investments in securities (including financial futures) that are traded on a domestic exchange are valued at the last sale price on the exchange on which such securities are primarily traded or at the last sale price on a national securities market. Securities traded over-the-counter are valued each business day on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices (as calculated by an independent pricing service (the "Service") based upon its evaluation of the market for such securities) when, in the judgment of the Service, quoted bid and asked prices for securities are readily available and are representative of the market. Bid price is used when no asked price is available. Investments in securities that are primarily traded on foreign security exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Portfolio Series' Trustees. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded.


ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

     All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Trustees.

     Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by the Portfolio Series' Trustees. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

     b) Security Transactions and Investment Income -- Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including where applicable amortization of discounts and premiums on investments, is recorded on the accrual basis.

     c) Repurchase Agreements -- The Portfolio may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment advisor subject to the seller's agreement to repurchase and the Portfolio's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with the Portfolio's subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value of not less than 102% of the repurchase price (including accrued interest).

     If the value of the underlying security, including accrued interest, falls below 102% of the repurchase price plus accrued interest, the Portfolio will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Portfolio to a risk of loss in the event that the Portfolio is delayed or prevented from exercising its right to dispose of the underlying collateral securities or to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.


     d) Deferred Organization Expense -- Organization expenses of the Portfolio in the amount of $46,910 have been deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the Portfolio.

     Any amount received by the Portfolio from the Fund as a result of a redemption of the Fund's Initial Interest will be applied so as to reduce the amount of unamortized organization expenses of the Portfolio. The amount paid by the Portfolio Series on behalf of the Portfolio on any withdrawal from the Portfolio of the Initial Interest of UST Distributors, Inc. will be reduced by a pro rata portion of any unamortized organization expenses of the Portfolio. With regard to each Portfolio, this reduction will be determined with respect to each withdrawal of an Initial Interest by calculating the proportion of the amount of the Initial Interest withdrawn to the aggregate amount of the Initial Interests then outstanding. The service providers to the Portfolio have agreed to contribute to the Portfolio at the time of the termination, liquidation, or dissolution of the Portfolio, an amount equal to the unamortized organizational expense at such time.




ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

     e) Expense Allocation -- Expenses incurred by the Portfolio Series with respect to any two or more Portfolios are allocated in proportion to the average net assets of each Portfolio, except where allocation of direct expenses to each Portfolio can otherwise be fairly made. Expenses directly attributable to a Portfolio are charged to that Portfolio.

     f) Federal Income Taxes -- The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of that Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. INVESTMENT ADVISORY FEE, SUBADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     a) Fees payable by the Portfolio pursuant to the provisions of an Investment Advisory Agreement with U.S. Trust Pacific are payable monthly, computed on the average daily values of the Portfolio's net assets at the annual rate of 0.25%. For the six months ended November 30, 1995 and the period from July 11, 1994 (commencement of operations) to May 31, 1995, U.S. Trust Pacific voluntarily agreed to waive all of its investment advisory fees amounting to $19,483 and $47,955, respectively.

     In addition, U.S. Trust voluntarily agreed to reimburse the Portfolio for all expenses exclusive of the investment advisory fee, taxes, interest, brokerage commissions and extraordinary expenses. For the six months ended November 30, 1995 and the period from July 11, 1994 (commencement of operations) to May 31, 1995, U.S. Trust voluntarily reimbursed the Portfolio in the amounts of $48,999 and $83,454, respectively.

     Pursuant to separate subadvisory agreements between U.S. Trust Pacific and the subadvisor, subadvisory fees are payable monthly by U.S. Trust Pacific, computed on the average daily value of the Portfolio's net assets at the maximum annual rate of 0.25%. The subavisor is compensated only by U.S. Trust Pacific, and receives no fee directly from the Portfolio. For the six months ended November 30, 1995, and the period from July 11, 1994 (commencement of operations) to May 31, 1995, subadvisory fees amounted to $19,483 and $47,955, respectively, all of which were waived.

     b) Pursuant to a Servicing and Fund Accounting Agreement ("Agreement") with SFSI, SFSI serves as the servicing and fund accounting agent to the Portfolio, providing fund accounting and other services necessary for the operations of the Portfolio and furnishing office facilities required for conducting the business of the Portfolio. Certain officers of SFSI serve as officers of the Portfolio Series and are compensated by SFSI. Fees payable to SFSI pursuant to the Agreement for its servicing functions are payable monthly and computed on the average daily value of the Portfolio's net assets at the following annual rates: 0.05% of the first $2 billion in assets; 0.08% of the next $500 million; 0.07% of the next $500 million; 0.06% of the next $1 billion; and 0.05% thereafter. In addition, for its fund accounting services under the Agreement, SFSI receives a fee payable monthly of $50,000 per year per Portfolio plus out of pocket expenses. For the six months ended November 30, 1995 and the period from July 11, 1994 (commencement of operations) to May 31, 1995, fees charged under the Agreement for the Portfolio amounted to $28,759 and $54,279, respectively.

     c) U.S. Trust serves as custodian of the Portfolio's assets pursuant to a Custody Agreement between U.S. Trust and the Portfolio. Pursuant to delegation authority provided under the Custody Agreement, U.S. Trust has entered into a subcustody agreement with Investors Bank & Trust Company ("IBT") with respect to the Portfolio. For services provided thereunder by IBT, U.S. Trust has agreed to pay IBT a fee as agreed upon from time to time. IBT receives no fee directly from the Portfolio for its subcustody services.

     Fees received by U.S. Trust under the Custody Agreement for the six months ended November 30, 1995 and the period from July 11, 1994 (commencement of operations) to May 31, 1995 amounted to $3,400 and $6,749, respectively.

     d) Independent Trustees of the Portfolio Series receive an annual retainer of $8,000 and an additional $500 for each meeting of the Board of Trustees attended. In addition, the Portfolio Series reimburses the Independent Trustees for reasonable expenses incurred when acting in their capacity as Trustees. Officers and Trustees deemed to be affiliated or "interested persons" under the Act received no compensation from the Portfolio Series or the Trust for their services.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES

     a) Investment transactions (excluding short-term investments) for the six months ended November 30, 1995 and the period ended May 31, 1995 were as follows:


                               SIX MONTHS       PERIOD
                                    ENDED        ENDED
                                 NOVEMBER      MAY 31,
                                 30, 1995        1995*
COST OF PURCHASES              $5,852,016  $12,633,873
CONTRIBUTION IN-KIND                 ----  $18,368,738
PROCEEDS FROM SALES            $5,890,229  $16,140,644

*For the period from July 11, 1994 (commencement of operations) to May 31,
1995.

     b) Investment transactions in U.S. Government and Agency Obligations (excluding short-term investments) for the six months ended November 30, 1995 and the period ended May 31, 1995 were as follows:


                               SIX MONTHS       PERIOD
                                    ENDED        ENDED
                                 NOVEMBER      MAY 31,
                                 30, 1995        1995*
COST OF PURCHASES              $2,632,664  $10,606,404
CONTRIBUTION IN-KIND                 ----  $18,320,517
PROCEEDS FROM SALES            $4,357,254  $16,140,644

*For the period from July 11, 1994 (commencement of operations) to May 31,
1995.



ST. JAMES PORTFOLIOS
BOND MARKET PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

     c) At November 30, 1995 and May 31, 1995, the cost and gross unrealized appreciation and depreciation in the value of investments owned by the Portfolio, as computed on a federal tax basis, were as follows:



                                 NOVEMBER      MAY 31,
                                 30, 1995         1995
AGGREGATE COST                $14,890,35   $15,192,578
                                        7


GROSS UNREALIZED                 $751,238     $612,042
APPRECIATION
GROSS UNREALIZED                     ----        (490)
DEPRECIATION

NET UNREALIZED APPRECIATION      $751,238     $611,552



4.  SUBSEQUENT EVENTS (UNAUDITED)

     On December 15, 1995, the Trustees of the Portfolio Series voted to terminate the Portfolio Series as an investment company under the Investment Company Act of 1940. U.S. Trust reimbursed the balance of unamortized organizational expenses at November 15, 1995 of $33,545 in anticipation of a decision to terminate the Portfolio Series.


REPORT OF PRICE WATERHOUSE LLP, INDEPENDENT ACCOUNTANTS



TO THE TRUSTEES AND INVESTORS OF THE
ST. JAMES PORTFOLIOS

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and changes in net assets and the supplementary data present fairly, in all material respects, the financial position of the Bond Market Portfolio (one of the portfolios constituting the St. James Portfolios) at May 31, 1995, and the results of its operations, the changes in its net assets, and its supplementary data for the period from July 11, 1994 (commencement of operations) to May 31, 1995, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 1995 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
July 25, 1995


                        PART C.     OTHER INFORMATION.

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS:

           (a) The Financial Statements filed in item 23 of Part B are as follows:

            Bond Market Portfolio, a series of St. James Portfolios
            Schedule of Investments (as of November 30,
               1995 (unaudited))
            Schedule of Investments (as of May 31,
               1995(audited))
               Statements of Assets and Liabilities (for the six month period ended November 30, 1995 (unaudited) and for the fiscal year ended
                May 31, 1995 (audited))
               Statements of Operations (for the six month period ended
                November 30, 1995 (unaudited) and for the fiscal year ended May 31, 1995 (audited))
               Statements of Changes in Net Assets (for the six month period ended November 30, 1995 (unaudited) and for the fiscal year ended
                May 31, 1995 (audited))
               Notes to Financial Statements
               Report of Price Waterhouse LLP

           (b) Exhibits filed herewith:

              (1)   (i)  Conformed copy of Registrant's Declaration of Trust;
                    (1)
                 (ii) Conformed copy of Registrant's Amended and Restated
                    Declaration of Trust (effective March 1, 1996); +
              (2)   (i)  Copy of By-Laws of the Registrant; (1);
                 (ii) Copy of By-Laws of the Registrant as Amended and
                    Restated (Effective March 1, 1996);+
              (3)   Not applicable;
              (4)   Not applicable;
              (5) (i) Conformed copy of Investment Advisory Contract of the Registrant; +
                 (ii) Conformed copy of the Sub-Advisory Agreement of the
                    Registrant; +
              (6)   Not applicable;
              (7)   Not applicable;
              (8) Conformed copy of the Custodian Agreement of the Registrant; +

+   All exhibits have been filed electronically.
1. Response is incoportated by Reference to Registrant's Initial Registration Statement on Form N-1A filed December 21, 1995. (File No. 811-07461).


              (9) (i) Form of Agreement for Fund Accounting, Administrative Services and Custody Services Procurement;+
              (ii) Conformed Copy of the Placement Agent Contract of the
                    Registrant;+
              (10)  Not applicable;
              (11)  Not applicable;
              (12)  Not applicable;
              (13)  Not applicable;
              (14)  Not applicable;
              (15)  Not applicable;
              (16)  Not applicable;
              (17)  Not Applicable (Financial Data Schedules);
              (18)  Not Applicable;
              (19)  Conformed copy of Power of Attorney; (1)

ITEM 25.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

               None.

ITEM 26.NUMBER OF HOLDERS OF SECURITIES OF BOND INDEX PORTFOLIO AS OF FEBRUARY 22, 1996:

               three.

ITEM 27.INDEMNIFICATION: (1)


ITEM 28.BUSINESS AND OTHER CONNECTIONS OF ADVISER:

          (a)For a description of the other business of the Adviser, see the section entitled "Management of the Registrant" in Part A. The affiliations with the Registrant of four of the Trustees and one of the Officers of the Adviser are included in Part B of this Registration Statement under Management of the Registrant. The remaining Trustee of the Adviser, and, in parenthesis, his principal occupation, is Mark D. Olson (Partner, Wilson, Halbrook and Bayard, 107 W. Market Street, Georgetown, Delaware, 19947).




+   All exhibits have been filed electronically.
1. Response is incoportated by Reference to Registrant's Initial Registration Statement on Form N-1A filed December 21, 1995. (File No. 811-07461).



             The remaining Officers of the Adviser are: William D. Dawson, Henry A. Frantzen, J. Thomas Madden, and Mark L. Mallon, Executive Vice Presidents; Henry J. Gailliot, Senior Vice President-Economist; Peter R. Anderson, Drew J. Collins; Jonathan Conley; and J. Alan Minteer, Senior Vice Presidents; J. Scott Albrecht, Joseph M. Balestrino; Randall A. Bauer, David A. Briggs, Kenneth J. cody; Deborah A. Cunningham, Michael P. Donnelly, Linda A. Dussel; Mark E. Durbiano, Kathleen M. Foody-Malus, Thomas M. Franks, Edward C. Gonzales, Jeff A. Kozemchak, Marian R. Marinack, John W. McGonigle, Susan M. Nason, Mary Jo Ochson, Robert J. Ostrowski, Charles A. Ritter, Frank Semack; William F. Stotz; James D. Roberge, Sandra L. Weber, and Christopher H. Wiles, Vice Presidents, Edward C. Gonzales, Treasurer, and John W. McGonigle, Secretary. The business address of each of the Officers of the Adviser is Federated Investors Tower, Pittsburgh, PA 15222-3779. These individuals are also officers of a majority of the Advisers to the Funds listed in Part B of this Registration Statement.





1. Response is incoportated by Reference to Registrant's Initial Registration Statement on Form N-1A filed December 21, 1995. (File No. 811-07461).




             (b) Business and Other Connections of Sub-Adviser:

             U.S. Trust Company is a full-service state-chartered bank and trust company. U.S. Trust Company provides trust and banking services to individuals, corporations and institutions, both nationally and internationally, including investment management, estate and trust administration, financial planning, corporate trust and agency, and personal and corporate banking. U.S. Trust Company is a member bank of the Federal Reserve System and the Federal Deposit Insurance Corporation and is one of the twelve members of the New York Clearing House Association. On September 1, 1995, U.S. Trust Company's Asset Management Group had approximately $36 billion in assets under management. U.S. Trust Company, which has its principal offices at 114 West 47th Street, New York, NY 10036, is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. Other than U.S. Trust Corporation, no person owns more than 10% of the voting securities of U.S. Trust Company.

             The table below sets forth the name, address and principal occupation of each of the Directors of U.S. Trust Company, and the principal executive officer of U.S. Trust Company.

  Position with
   U.S. Trust            Name               Address              Principal
     Company                                                    Occupation

Trustee/Director    Samuel C.        Cravath, Swaine & Moore  Partner in
                    Butler           Worldwide Plaza          Cravath,
                                     825 Eighth Avenue        Swaine & Moore
                                     New York, NY 10019


Trustee/Director    Peter O. Crisp   Venrock Associates       General
                                     Room 560                 Partner in
                                     30 Rockefeller Plaza     Venrock
                                     New York, NY 10019       Associates


Trustee/Director    Antonia M.       Patterson, Belknap,      Partner in
                    Grumbach           Webb & Tyler           Patterson,
                                     30 Rockefeller Plaza     Belknap, Webb
                                     New York, NY 10112       & Tyler


Trustee/Director    Marshall         United States Trust      Chairman of
Chairman of the     Schwarz          Company  of New York     the Board &
Board and Chief                      114 West 47th Street     Chief
Executive Officer                    New York, NY 10036       Executive
                                                              Officer of
                                                              U.S. Trust
                                                              Corporation
                                                              and United
                                                              States Trust
                                                              Company of New
                                                              York

Trustee/Director    Phillippe de     Metropolitan Museum      Director of
                    Montebello       of Art                   the
                                     1000 Fifth Avenue        Metropolitan
                                     New York, NY             Museum of Art
                                       10029-0198


Trustee/Director    Paul W.          250 Park Avenue          Retired
                    Douglas          Room 1900
                                     New York, NY 10177


Trustee/Director    Frederic C.      Hamilton Oil Corp.       Chairman of
                    Hamilton         1560 Broadway            the Board of
                                     Suite 2000               Hamilton Oil
                                     Denver, CO 80202         Corp.


Trustee/Director    John H.          Hanson Industries        Chairman and
                    Stookey          410 Park Avenue          President,
                                     New York, NY 10028       Quantum
                                                              Chemical
                                                              Corporation


Trustee/Director    Robert N.        Johnson & Johnson        Vice Chairman
                    Wilson           One Johnson & Johnson    of the Board
                                     Plaza                    of Johnson &
                                     New Brunswick, NJ        Johnson
                                       08933



Trustee/Director    Peter L.         Wein, Malkin & Bettex    Chairman of
                    Malkin           Lincoln Building         Wein, Malkin &
                                     60 East 42nd Street      Bettex
                                     New York, NY 10165


Trustee/Director    Richard F.       11 Over Rock Lane        Retired
                    Tucker           Westport, CT 06880

Trustee/Director    Carroll L.       Milbank, Tweed, Hadley   Consulting
                    Wainright, Jr.     & McCloy               Partner of
                                     One Chase Manhattan      Milbank,
                                     Plaza                    Tweed, Hadley
                                     New York, NY 10005       & McCloy

Trustee/Director,   Frederick B.     United States Trust      Vice Chairman
Vice Chairman,      Taylor           Company of New York      and Chief
and Chief                            114 West 47th Street     Investment
Investment                           New York, NY 10036       Officer of
Officer                                                       U.S. Trust
                                                              Corporation
                                                              and United
                                                              States Trust
                                                              Company of New
                                                              York

Trustee/Director    Jeffrey S.       United States Trust      President of
and President       Maurer           Company of New York      U.S. Trust
                                     114 West 47th Street     Corporation
                                     New York, NY 10036       and United
                                                              States Trust
                                                              Company of New
                                                              York

Trustee/Director    Daniel P.        Christie, Manson &       Chairman,
                    Davison          Woods International,     Christie,
                                     Inc.                     Manson & Woods
                                     502 Park Avenue          International,
                                     New York, NY 10021       Inc.

Trustee/Director    Orson D. Munn    Munn, Bernhard &         Chairman and
                                       Associates, Inc.       Director of
                                     6 East 43rd Street       Munn, Bernhard
                                     28th Floor               & Associates,
                                     New York, NY 10017       Inc.

Trustee/Director    Philip L.        P.O. Box 386             Corporate
                    Smith            Ponte Verde Beach, FL    Director and
                                       32004                  Trustee


Trustee/Director    Edwin D.         P.O. Box 100             President
                    Etherington      Old Lyme, CT 06371       Emeritus,
                                                              Wesleyan
                                                              University and
                                                              Former
                                                              President of
                                                              the American
                                                              Stock Exchange

          ITEM 29.    PRINCIPAL UNDERWRITERS:

          Not applicable.

          ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS:

          All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

           Registrant                        Federated
                                             Investors Tower
                                             Pittsburgh,
                                             Pennsylvania
                                             15222-3779

           Federated Shareholder             Federated
           Services Company                  Investors Tower
           (Transfer Agent and               Pittsburgh,
           Dividend Disbursing Agent)        Pennsylvania
                                             15222-3779

           Federated Administrative          Federated
           Services (Administrator           Investors Tower
           and Portfolio Accountant)         Pittsburgh,
                                             Pennsylvania
                                             15222-3779

           Federated Management              Federated
           (Adviser)                         Investors Tower
                                             Pittsburgh,
                                             Pennsylvania
                                             15222-3779

           United States Trust               114 West
           Company of New York               47th Street
           (Sub-Adviser)                     New York,
                                             New York
                                             10036

           Investors Bank and Trust          79 Milk Street,
           Company (Custodian)               7th Floor
                                             Boston,
                                             Massachusetts,
                                             02205

          ITEM 31.    MANAGEMENT SERVICES:

           Not applicable.

          ITEM 32.    UNDERTAKINGS:

          Registrant hereby undertakes to comply with the provisions of
          Section 16(c) of the 1940 Act with respect to the removal of Trustees and the calling of a special meeting of investors as though such provisions of the Act were applicable to the Registrant.

          Registrant hereby undertakes to furnish each investor to whom a Part A is delivered, a copy of the Registrant's latest annual report, upon request and without charge.


                                  SIGNATURES

   Pursuant to the requirements of the Investment Company Act of 1940, the Registrant, Federated Investment Portfolios, has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 7th day of March, 1996.

                       FEDERATED INVESTMENT PORTFOLIOS

               BY: /s/ S. Elliott Cohan
               S. Elliott Cohan, Assistant Secretary
               Attorney in Fact for John F. Donahue
               March 7, 1996

   This Initial Registration Statement has been signed below by the following person in the capacity and on the date indicated:

   NAME                       TITLE                         DATE
By:/s/ S. Elliott Cohan
   S. Elliott Cohan         Attorney In Fact      March 7, 1996
   ASSISTANT SECRETARY      For the Persons
                            Listed Below

NAME                        TITLE


John F. Donahue*            Chairman and Trustee
                              (Chief Executive Officer)

J. Christopher Donahue*    President and Trustee



David M. Taylor*           Treasurer
                              (Principal Financial and
                              Accounting Officer)


Thomas G. Bigley*          Trustee


John T. Conroy, Jr.*       Trustee


William J. Copeland*       Trustee


James E. Dowd*             Trustee


Lawrence D. Ellis, M.D.*   Trustee


Edward L. Flaherty, Jr.*   Trustee


Peter E. Madden*           Trustee
Gregor F. Meyer*           Trustee


John E. Murray, Jr*        Trustee


Wesley W. Posvar*          Trustee


Marjorie P. Smuts*         Trustee